                                                                   EXHIBIT 10.1*

                      FIRST AMENDMENT TO LICENSE AGREEMENT
                           DATED JUNE 3, 1999 BETWEEN
                       TOMMY HILFIGER LICENSING, INC. AND
                               MOVADO GROUP, INC.

         AGREEMENT entered into as of the 16th day of January, 2002 by and between TOMMY HILFIGER LICENSING, INC., a Delaware corporation, having an address at University Plaza - Bellevue Building, 262 Chapman Road, Suite 103A, Newark, Delaware 19702 (hereinafter referred to as "Hilfiger") and MOVADO GROUP, INC., a New York corporation, having its offices at 650 From Road, Paramus, New Jersey 07652 ("MGI") and MOVADO WATCH COMPANY, S.A., successor by merger with N.A. TRADING, S.A., a Swiss corporation, having its offices at Bettlachstrasse 8, 2540 Grenchen, Switzerland ("MWC") (MGI and MWC are hereinafter jointly referred to as "Licensee").

                              W I T N E S S E T H:

         WHEREAS, Hilfiger and Licensee entered into a license agreement dated June 3, 1999 (the "License"); and

         WHEREAS, the parties have agreed to the amendments to the License contained herein.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

         1. All capitalized terms used herein shall have the meanings ascribed to them in the License.

         2. Paragraph 7.7 of the License is hereby amended by deleting the same in its entirety and replacing it with the following:

         "7.7 APPROVED CUSTOMERS. Licensee may sell Licensed Products only to those specialty shops, department stores and retail outlets (including those who sell directly to the consumer) that carry high quality and prestige merchandise and

         (*CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM EXHIBIT "P" THERETO AND FROM ADDENDUM "A" TO EXHIBIT "Q" THERETO AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 ("1934 ACT")).

         whose operations are consistent with Hilfiger's reputation and sales policies. In addition, Licensee may sell Licensed Products to corporate accounts, which have been approved in writing by Hilfiger, for the use of the employees of such corporate accounts ("Approved Corporate Accounts"). Approved Corporate Accounts shall in no event include corporate accounts selling alcohol, tobacco, gaming and firearms products. A list of Approved Corporate Accounts is annexed hereto as Exhibit P. Upon execution of this Agreement, and prior to the opening of each selling season (and whenever Licensee wishes to sell Licensed Products to customers not previously approved by Hilfiger), Licensee must submit a list of its proposed customers (not including previously approved customers) for Hilfiger's written approval. Hilfiger has the right to withdraw any such approval on written notice to Licensee, provided, however, that Hilfiger will not withdraw approval of a customer which is then carrying any products of Hilfiger's men's sportswear licensee unless Hilfiger is reasonably dissatisfied with the display, delivery or inventory model of Licensed Products of such customer. After such notice, Licensee may not accept additional orders for Licensed Products from such customer, but may fill any existing order. Anything herein to the contrary notwithstanding, Licensee may sell Licensed Products to advertising specialty companies for resale only to Approved Corporate Accounts, for the use of their employees, and not for resale, provided that such advertising specialty companies shall, prior to receiving any Licensed Products from Licensee, execute an agreement substantially in the form annexed hereto as Exhibit Q and provide an original executed copy of such agreement to Hilfiger."

         3. Paragraph 8.2a of the License is hereby amended by changing the dates in the second sentence thereof from "January 15, April 15, July 15 and October 15" to "January 30, April 30, July 30 and October 30."

         4. Except as modified hereby, all other paragraphs contained therein shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.

         IN WITNESS WHEREOF, Hilfiger and Licensee have respectively signed this Amendment as of the date first written above.

TOMMY HILFIGER LICENSING, INC.              MOVADO GROUP, INC.
By: /s/ Virginia M. Cleary                  /s/ Timothy F. Michno
Title: Assistant Secretary                  By: Timothy F. Michno
                                            Title: General Counsel

                                            MOVADO WATCH COMPANY, S.A.
                                            /s/ Kurt Burki
                                            By: Kurt Burki
                                            Title: President
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                                   EXHIBIT P

                           APPROVED CORPORATE ACCOUNTS

                                        *


* (CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.)

                                    EXHIBIT Q

                                                       Movado Group, Inc.
                                                       650 From Road
                                                       Paramus, New Jersey 07652

(Distributor)

------------------

------------------

Dear (Distributor):

         Please sign this letter where indicated below to confirm your agreement to all of the following:

1. Parties. For the purposes hereof, Movado Group, Inc. shall be "Movado" and you shall be "Distributor".

2. The Products. For the purposes hereof, the "Products" shall mean watches bearing Tommy Hilfiger trademarks.

3. The Trademark. Distributor acknowledges the great value of the good will associated with the Tommy Hilfiger trademarks (the "Trademark") and acknowledges that the Trademark and all the rights therein, and good will attached thereto, belong exclusively to Tommy Hilfiger Licensing, Inc. ("Hilfiger").

4. Distinctiveness and Quality of the Trademark. Distributor agrees to maintain the distinctiveness of the Trademark and the image and high quality of the goods and merchandise bearing the mark presently manufactured and sold by Hilfiger and its licensees, and the prestigious marketing of same as hitherto and presently maintained by Hilfiger and its licensees.

5. Customers. The Products sold to Distributor may be sold by Distributor only to corporate accounts which have been approved in writing by Movado for the use of the employees of such accounts and not for resale ("Approved Corporate Accounts"). Distributor shall submit a written list of the proposed new, previously unapproved, customers for approval by Movado, which approval may be given or withheld at Movado's sole discretion. Distributor acknowledges that Movado must obtain the approval of Hilfiger prior to granting Movado's approval of such customers. A pre-approved list of Approved Corporate Accounts is annexed hereto as Addendum A. Distributor is expressly prohibited from selling the Products to any customer who Distributor knows or has reason to know intends to resell the Products.
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6.       Use of Trademark, Logo, Creative Materials. Distributor agrees not to make any use of the Trademark, logos and/or other creative materials bearing the Trademark without the express prior approval of Movado and Hilfiger. Distributor acknowledges that Hilfiger owns all copyrights in any such creative materials and shall only use such materials in the form and colors provided by Movado. Distributor shall not use the Trademark, logos or creative materials in any advertising, display or merchandising materials, catalogs, flyers, mailers, nor shall it make any other use without the express, prior approval of Movado and Hilfiger.

                                                     Very truly yours,

                                                     MOVADO GROUP, INC.


                                                     By:
                                                        ------------------------
ACCEPTED AND AGREED TO:
(Distributor)


By:
   ------------------------
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                                   ADDENDUM A

                           APPROVED CORPORATE ACCOUNTS

                                        *

*(CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT).